Exhibit 10.2

JOINDER AGREEMENT

Reference is made to the that certain Amended and Restated Credit Agreement, dated as of May 26, 2006, among Gladstone Business Loan, LLC, Gladstone Management Corporation, as Servicer, the CP Lenders, the Committed Lenders, the Managing Agents and the Administrative Agent (as amended, modified or supplemented from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Credit Agreement.

Branch Banking and Trust Company (“BB&T”) (the “New Managing Agent”) and BB&T (the “New Committed Lender”; and together with the New Managing Agent, the “New Lender Group”), the Administrative Agent, the Borrower and the Servicer agree as follows:

1.             Borrower has requested that the New Lender Group become a “Lender Group” under the Credit Agreement.

2.             The effective date (the “Effective Date”) of this Joinder Agreement shall be the later of (i) the date on which a fully executed copy of this Joinder Agreement is delivered to the Administrative Agent and (ii) the date of this Joinder Agreement.

3.             By executing and delivering this Joinder Agreement, each of the New Managing Agent and the New Committed Lenders (i) confirms that it has received a copy of the Credit Agreement and such Transaction Documents and other documents and information requested by it, and that it has, independently and without reliance upon Borrower, Servicer, any Lender, any Managing Agent or the Administrative Agent, and based on such documentation and information as it has deemed appropriate, made its own decision to enter into this Joinder Agreement; (ii) agrees that it shall, independently and without reliance upon Borrower, Servicer, any Lender, any Managing Agent or the Administrative Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and any of the Transaction Documents; (iii) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers and discretion under the Credit Agreement and the Transaction Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it shall perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Managing Agent and Committed Lender, respectively; (v) specifies as its address for notices the office set forth beneath its name on the signature pages of this Joinder Agreement; and (vi), in the case of the New Committed Lender, appoints and authorizes the New Managing Agent as its Managing Agent to take such action as a managing agent on its behalf and to exercise such powers under the Credit Agreement, as are delegated to the Managing Agents by the terms thereof.

4.             On the Effective Date of this Joinder Agreement, each of the New Managing Agent the New Committed Lender shall join in and be a party to the Credit Agreement and, to the extent provided in this Joinder Agreement, shall have the rights and obligations of a Managing Agent and a Committed Lender, respectively, under the Credit Agreement.

5.             This Joinder Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

6.             This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on Schedule I hereto.

* * * * *

2

Schedule I

to

Joinder Agreement

Dated April 24, 2008

Section 1.

The “Commitment” with respect to the New Committed Lender is:

Branch Banking and Trust Company                                               $50,000,000

Section 2.

The “Group Advance Limit” with respect to the New Lender Group is $50,000,000.

3

NEW COMMITTED LENDER:	BRANCH BANKING AND TRUST
COMPANY

By:
Name: Gregory Drabik
Title: Vice President

Address for notices:
200 West Second Street 16th Floor
Winston Salem NC 27101
Attn: Beth Cook
Phone 336 733 2726
Fax 336 733 2740

NEW MANAGING AGENT:	BRANCH BANKING AND TRUST
COMPANY

By:
Name: Gregory Drabik
Title: Vice President

Address for notices:
200 West Second Street 16th Floor
Winston Salem NC 27101
Attn: Beth Cook
Phone 336 733 2726
Fax 336 733 2740

Signature Page to Joinder Agreement

Consented to this 24th day of April, 2008 by:

DEUTSCHE BANK AG, NEW YORK BRANCH
as Administrative Agent

By:
Name:
Title:

Signature Page to Joinder Agreement

Consented to this 24th day of April, 2008 by:

GLADSTONE BUSINESS LOAN, LLC
as Borrower

By:
Name:
Title:

GLADSTONE MANAGEMENT CORPORATION, as Servicer

By:
Name:
Title:

Signature Page to Joinder Agreement